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                                                                  Exhibit 10.1.1



                              THE RICHARDS BUILDING

                                64 Sidney Street
                            Cambridge, Massachusetts


                                    LANDLORD
================================================================================
                       FOREST CITY 64 SIDNEY STREET, INC.,
                               an Ohio Corporation


                                     TENANT
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                               GENZYME CORPORATION


                               AMENDMENT TO LEASE

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                               AMENDMENT TO LEASE

     This AMENDMENT TO LEASE (the "Amendment") is entered into as of the 11th day of September, 1995 by and between FOREST CITY 64 SIDNEY STREET, INC. ("Landlord") and Genzyme Corporation ("Tenant").

     WHEREAS, Landlord and Tenant's predecessor in interest, BioSurface Technology, Inc., entered into a certain lease dated as of April 30, 1990, for premises on the second and third floors of the Richards Building, which lease was subsequently assigned to Tenant with Landlord's consent, (the "Lease"); and

     WHEREAS, Landlord and Tenant now desire to amend the Lease in order to incorporate additional premises;

     In consideration of the mutual covenants contained herein, Landlord and Tenant agree that the Lease is amended as follows:

     1.   DEFINITIONS
          The following terms have the meanings indicated below:

          "Area A Premises" means the area on the first floor of the building known and numbered as Suite 120, comprising 2,856 rentable square feet, as more particularly identified on Exhibit A.

          "Area B Premises" means the area on the first floor of the building known and numbered as Suite 150 (and including the so-called "Command Center"), comprising 4,827 rentable square feet, as more particularly identified on Exhibit A.

          "Area A Commencement Date" shall be the date hereof.

          "Area A Rent Commencement Date" shall be October 1, 1995

          "Area B Commencement Date" shall be the later of January 1, 1996, or such later delivery date of space to Tenant. In the event, Landlord is able to vacate the Area B Premises prior to January 1, 1996, Landlord shall deliver the space to Tenant on such earlier date, and in such case, the Area B rent shall commence on January 1, 1996.

          "Area A Annual Fixed Rent" shall be $28,560.

          "Area B Annual Fixed Rent" shall be $48,270.

          Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Lease.

     2.   PREMISES AND TERM
          Commencing on the Area A Commencement Date, Landlord leases to Tenant and Tenant leases from Landlord the Area A Premises, and from that date forward, all references in the Lease to the

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Premises shall include the Area A Premises, except as set forth herein with respect to the Area A Rent Commencement Date. Commencing on the Area B Commencement Date, Landlord leases to Tenant and Tenant leases from Landlord the Area B Premises, and from that date forward, all references in the Lease to the Premises shall include the Area B Premises.

  3. RENT
     From and after the Area A Rent Commencement Date and the Area B Commencement Date, the Tenant shall pay, without notice or demand, in advance on the first day of every month, one-twelfth of the Annual Fixed Rent as set forth above for the Area A Premises and the Area B Premises, respectively.

  4. REAL ESTATE TAXES AND OPERATING EXPENSES
     From and after the Area A Rent Commencement Date and the Area B Commencement Date, Tenant shall be responsible to pay to Landlord, as Additional Rent, the Tenant's Tax Expense Allocable for the Premises, and Operating Expenses Allocable to the Premises, allocable to the Area A Premises and the Area B Premises, respectively, in the same manner as set forth for the original Premises.

  5. PARKING PRIVILEGES
     Beginning on the Area A Rent Commencement Date, Landlord shall provide and Tenant shall pay for No 0 parking spaces, over and above those spaces allocated to Tenant in accordance with the original Premises, at the market rates from time to time in effect and in accordance with all other terms and conditions governing parking as set forth in the Lease.

  6. CONDITION OF PREMISES; ALTERATIONS AND ADDITIONS
     The Area A Premises and the Area B Premises shall be provided to Tenant in As-Is condition, except that Landlord shall be responsible for removing, prior to the Area B Commencement Date, all furnishings and equipment in the Command Center that forms a portion of the Area B Premises. All alterations and additions to either the Area A Premises or the Area B Premises shall be the responsibility of Tenant. Tenant may not commence any construction activities in Area A or in Area B until after the appropriate commencement date. Tenant shall be granted access to Area B, upon reasonable request to the then current occupant, prior to the Area B Commencement Date for the purpose of preparing plans and specifications. All alterations and additions, and all construction work, shall be carried out in accordance with the terms of Article 4 of the Lease.

  7. INCORPORATION AND BINDING EFFECT.
     The Lease is herein incorporated by reference and shall remain in full force and effect, except as expressly modified herein. This Amendment to Lease shall be binding upon and shall

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inure to the benefit of Landlord and Tenant and their respective successors and assigns.

Executed as of the date first written above.


LANDLORD                                    TENANT

FOREST CITY 64 SIDNEY STREET, INC.          GENZYME CORPORATION

By: /s/ Gayle Friedland                     By:  /s/ Evan M. Lebson
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Its: Vice-President                         Its:  Vice-President, Treasurer
    -----------------------                     ---------------------------

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[GRAPHIC OF FIRST FLOOR PLAN]